UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2005

                        AMERICAN TECHNOLOGIES GROUP, INC.
                        ---------------------------------
               (Exact name of registrant as specified in charter)

-------------------------------------    ------------------------------    -----------------------------------
                Nevada                              0-23268                            95-4307525
-------------------------------------    ------------------------------    -----------------------------------
    (State or other jurisdiction of        (Commission File Number)         (IRS Employer Identification No.)
            incorporation)
-------------------------------------    ------------------------------    -----------------------------------

                     P.O. Box 90, Monrovia, California            91016
                     ---------------------------------            -----
                 (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (626) 357-5000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 14, 2005, American Technologies Group, Inc., a Nevada corporation (the "Company"), dismissed De Joya Griffith & Company, LLC ("DeJoya") as its independent public accountants. Further, on October 14, 2005, the Company engaged Russell Bedford Stefanou Mirchandani LLP ("Auditor") as its principal independent accountant. This decision to engage Auditor was taken upon the unanimous approval of the Board of Directors of the Company.

      During the last two fiscal years ended July 31, 2004 and July 31, 2003 and through October 14, 2005, (i) there were no disagreements between the Company and De Joya on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of De Joya would have caused De Joya to make reference to the matter in its reports on the Company's financial statements, and (ii) De Joya's report on the Company's financial statements did not contain any adverse opinion, disclaimer of opinion, or modification or qualification of opinion. During the last two most recent fiscal years ended July 31, 2004 and July 31, 2003 and through October 14, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two most recent fiscal years and through October 14, 2005 the Company has not consulted with Auditor regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      The Company has requested that De Joya furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto to this Form 8K as
Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit Number                   Description
--------------    --------------------------------------------------------------
16.1                  Letter from De Joya Griffith & Company, LLC

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN TECHNOLOGIES GROUP, INC.


Dated: October 17, 2005        By:  /s/ Gary Fromm
                                    ----------------------------------------
                               Name:    Gary Fromm
                               Title:   Chief Executive Officer


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